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                                                                   EXHIBIT 99.6


                                    FORM OF
                          OPTION ASSUMPTION AGREEMENT


                 THIS OPTION ASSUMPTION AGREEMENT (this "Agreement") is made as of ____________, 1996 by and between Lear Corporation ("Lear") and the optionee (the "Optionee") whose name is set forth on the signature page hereto.

                 WHEREAS, Lear, Masland Corporation ("Masland") and PA Acquisition ("PA") have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated May 23, 1996 whereby, among other things, Lear and PA have offered to purchase all of the outstanding shares of Masland's Common Stock, par value $.01 per share (the "Masland Shares") at a price of $26.00 per share (as such price may be increased pursuant to the Merger Agreement (the "Offer Price")); and

                 WHEREAS, in connection with the transactions contemplated under the Merger Agreement, Lear has agreed to assume Masland's obligations under the Masland Holdings, Inc. 1991 Stock Purchase and Option Plan (the "1991 Plan") and the Masland Corporation 1993 Stock Option Incentive Plan (the "1993 Plan") (collectively, the "Stock Option Plans") upon consummation of the merger of PA into Masland in accordance with the terms of the Merger Agreement (the "Merger"); and

                 WHEREAS, in connection with Lear's assumption of Masland's obligations under the 1991 Plan, Lear has agreed, if the Optionee so desires with respect to his options under that plan, to assume upon consummation of the Merger, Masland's obligations under each stock option agreement entered into between Masland and the Optionee under the 1991 Plan, it being understood that each grant by Masland to the Optionee of the right to purchase Masland Shares has been evidenced by a stock option agreement between Masland and the Optionee (an "1991 Option Agreement"); and

                 WHEREAS, the Optionee desires to convert the right to purchase the number of Masland Shares set forth on the signature page hereto under the caption "Number of Shares Converted" into the right to purchase shares of Lear's Common Stock, $.01 par value per share ("Lear Shares") as set forth in this Agreement; and

                 WHEREAS, in connection with Lear's assumption of Masland's obligations under the 1993 Plan, Lear has agreed to assume, upon consummation of the Merger, Masland's obligations under each stock option agreement entered into between Masland and the Optionee under the 1993 Plan, it being understood that each grant by Masland to the Optionee of the right to purchase Masland Shares has been evidenced by a stock option agreement between Masland and the Optionee (a "1993 Option Agreement").
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                 NOW, THEREFORE, the parties agree as follows:

                 1. Consummation of Merger. The obligations of Lear under this Agreement are conditioned upon the consummation of the Merger. Upon the consummation of the Merger, this Agreement shall entitle the Optionee to purchase Lear Shares, subject to the terms and conditions of this Agreement, the Stock Option Plans, the 1991 Option Agreements and the 1993 Option Agreements. In the event that the Merger is not consummated, neither Lear nor the Optionee shall have any rights, obligations or remedies under this Agreement.

                 2. Conversion. Upon consummation of the Merger, each right of the Optionee to purchase that number of Masland Option Shares set forth on the signature page hereto under the caption "Number of Shares Converted" ("Converted Shares") and identified to an assumed Option Agreement by grant date shall respectively be converted into the right to purchase (a "Lear Option") that number of Lear Shares determined in accordance with Section 4 below at a price per Lear Share determined in accordance with Section 3 below. Upon the effectiveness of this Agreement, the Optionee shall have no right to receive those Converted Shares set forth on the signature page hereto under any Option Agreement, and shall, with respect to those Converted Shares set forth on the signature page hereto, have the right to receive only those number of Lear Shares determined in accordance with Section 4 below at a price per Lear Share determined in accordance with Section 3 below.

                 3. Exercise Price of Lear Shares Under the Lear Options. As determined separately with respect to each Lear Option, the exercise price of Lear Shares shall be the product of (i) the average closing price of Lear Shares as reported on the New York Stock Exchange for the period of the 20 consecutive business days ending on June 26, 1996 (the "Lear Market Price") multiplied by
(ii) the quotient of (a) the qreater of (x) the exercise price of the Masland Option Shares and (y) $8.00 divided by (b) the Offer Price.

                 Notwithstanding the foregoing, the exercise price per Lear Share determined in accordance with this Section 3 shall be rounded to the nearest whole cent.

                 4. Number of Lear Shares Issuable Under the Lear Option. As determined separately with respect to each Lear Option, the number of Lear Shares an Optionee shall have the right to receive shall equal the quotient of
(i) the product of (a) the number of Masland Option Shares multiplied by (b) the exercise price of the Masland Option Shares, divided by (ii) the difference of (x) the Lear Market Price minus (y) the Exercise Price determined in Section 3.

                 Notwithstanding the foregoing, the number of Lear Shares to be received by the Optionee in accordance with this Section 4 shall be rounded to the nearest whole Lear Share.

                 5. Vesting and Exercise. Each Lear Option received by the Optionee pursuant to this Agreement shall vest and become exercisable in accordance with the terms of the respective assumed Option Agreement. Notwithstanding the foregoing, in the case of an Optionee whose employment is terminated without cause within one year of the consummation of the Merger, the

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Lear Options shall remain exercisable for the two year period following the
Optionee's termination of employment.

                 6. Ratification. This Agreement is limited as specified herein. Except as expressly set forth in this Agreement, the Stock Option Plans, each 1991 Option Agreement and each 1993 Option Agreement is hereby ratified and confirmed in all respects.

                 7.       General Provisions.

                 (a) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or enforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                 (b) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 (c) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                 (d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, Lear and their respective successors and assigns; provided that the rights and obligations of the Optionee under this Agreement shall not be assignable without the prior written consent of Lear.

                 (e) Choice of Law. The corporate law of Delaware will govern all questions concerning the relative rights of Masland and the Optionee. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of Michigan, without giving effect to any choice of law or conflict of law provision or rule (whether of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Michigan.

                 (f) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole

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discretion apply to any court of law or equity of competent jurisdiction
(without posting any bond or other security) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                 (g) Amendment and Waiver. The provisions of this Agreement may be amended and/or waived only with the written consent of Lear.

                 (h) Headings. Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

                            [signature page follows]

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                 IN WITNESS WHEREOF, the parties hereto have executed this
Option Assumption Agreement on the date first written above.

                                       LEAR CORPORATION

                                       By:  _______________________________

                                       Its: _______________________________

                                       OPTIONEE:

                                       _____________________________________
                                       [Optionee]

                 The number of Masland Option Shares granted to the Optionee pursuant to 1991 Option Agreements and/or 1993 Option Agreements to be converted:

  1991 Plan
  ---------
                                                             Number of Shares           Number of Shares
       Grant Date                 Exercise Price                     Granted                  Converted
       ----------                 --------------             ---------------------      --------------------

       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________


  1993 Plan
  ---------

                                                             Number of Shares           Number of Shares
       Grant Date                 Exercise Price                     Granted                  Converted
       ----------                 --------------             ---------------------      --------------------
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________
       _________                  ____________                  [__________]                __________


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